EXHIBIT 32.2

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Health Outcomes Management, Inc., a Minnesota corporation (the "Company"), does hereby certify that, to the best of his knowledge:

      (1) The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005 (the "Form 10-QSB") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Form 10-QSB fairly presents, in all materials respects, the financial condition and results of operations of the Company.


Date: August 19, 2005                    /s/ Michael Picone
                                         ---------------------------------------
                                         Michael Picone, Chief Financial Officer

      This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.